UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 18, 2011

BROOKLYN FEDERAL BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	000-51208	20-2659598
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

81 Court Street Brooklyn, NY	11201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (718) 855-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 18, 2011, Brooklyn Federal Bancorp, Inc. (the “Company”) received a letter from The NASDAQ Stock Market stating that the Company is not in compliance with NASDAQ Listing Rules because the Company has not submitted its Form 10-Q for the period ended March 31, 2011. The notification of noncompliance has no immediate effect on the listing or trading of the Company’s common stock on the NASDAQ Global Market.

As previously disclosed, the Company received four prior letters, two of which were dated January 12, 2011, one dated February 15, 2011 and one dated March 7, 2011, from the NASDAQ stating that the Company is not in compliance with the NASDAQ Listing Rules because it has not timely filed its Form 10-K for the year ended September 30, 2010 or its Form 10-Q for the quarter ended December 31, 2010, that the Company is not in compliance with NASDAQ requirement that securities listed on the NASDAQ Global Market maintain a minimum Market Value of Publicly Held Shares of $5.0 million, and that the Company did not maintain a minimum bid price of $1.00 per share for the requisite period of time.

As previously reported by the Company in its Forms 12b-25 filed with the SEC on December 27, 2010, February 14, 2011 and May 16, 2011, respectively, the filings of the above-referenced Form 10-K and Form 10-Q have been delayed due to the resignation of the Company’s independent registered public accounting firm on December 20, 2010.  The Audit Committee of the Board of Directors of the Company subsequently engaged a new registered public accounting firm which has completed the latter stages of the audit of the Company’s September 30, 2010 financial statements.

The Company has until May 31, 2011 to file its Form 10-K for the year ended September 30, 2010 and its Form 10-Q for the period ended December 31, 2010, or, in the alternative, to file an amended plan of compliance requesting an extension to regain NASDAQ compliance for all of its pending delinquent filings, including the Form 10-Q for the period ending March 31, 2011, by June 27, 2011. There can be no assurance that NASDAQ will accept such amended plan of compliance should the Compapny file such plan.  The Company has until July 11, 2011 to regain compliance with the minimum Market Value of Publicly Held Stock of $5.0 million.  The Company has until September 6, 2011 to regain compliance with the minimum bid price requirement.

Item 9.01.                                Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.
(b)	Pro forma financial information. Not Applicable.
(c)	Shell company transactions: Not Applicable.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated May 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLYN FEDERAL BANCORP, INC.
DATE: May 24, 2011	By:	/s/ Michael A. Trinidad
Michael A. Trinidad
Senior Vice President and Chief Financial Officer